UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 16, 2009

MANPOWER INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Manpower Place
Milwaukee, Wisconsin	53212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414)  961-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On October 16, 2009, Manpower Inc. (the “Company”) entered into Amendment No.4 dated as of October 16, 2009 (the “Amendment”) to the Credit Agreement dated as of October 8, 2004 among the Company, the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to therein, BNP Paribas, as syndication agent, JPMorgan Chase Bank, N.A., Royal Bank of Scotland PLC and ING Bank N.V., as documentation agents, Citigroup Global Markets Inc. and BNP Paribas Securities Corp., as joint lead arrangers and joint book managers, and Citibank, N.A., as administrative agent (the “Credit Agreement”).  In summary, pursuant to the Amendment:

•
The debt to EBITDA financial convenant ratio of 3.25 to 1 has been revised for each quarter beginning with the quarter ending December 31, 2009 through the quarter ending June 30, 2010, returning to a ratio of 3.25 to 1 for the quarter ending September 30, 2011 and each quarter thereafter;

•
The fixed charge coverage ratio of 2.0 to 1 has been revised for each quarter beginning with the quarter ended September 30, 2009 through the quarter ending December 31, 2011, returning to a ratio of 2.0 to 1 for the quarter ending March 31, 2012 and each quarter thereafter;

•	The aggregate commitments under the Credit Agreement are reduced from $625,000,000 to $400,000,000; and

•	The pricing for the facility fee, letter of credit fees and interest rate on revolving credit advances has been increased.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
10.1
Amendment No.4 dated as of October 16, 2009 to the Credit Agreement dated as of October 8, 2004 among Manpower Inc., the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to therein, BNP Paribas, as syndication agent, JPMorgan Chase Bank, N.A., Royal Bank of Scotland PLC and ING Bank N.V., as documentation agents, Citigroup Global Markets Inc. and BNP Paribas Securities Corp., as joint lead arrangers and joint book managers, and Citibank, N.A., as administrative agent

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MANPOWER INC.

Dated: October 21, 2009	By:	/s/ Kenneth C. Hunt
Kenneth C. Hunt Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1
Amendment No.4 dated as of October 16, 2009 to the Credit Agreement dated as of October 8, 2004 among Manpower Inc., the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to therein, BNP Paribas, as syndication agent, JPMorgan Chase Bank, N.A., Royal Bank of Scotland PLC and ING Bank N.V., as documentation agents, Citigroup Global Markets Inc. and BNP Paribas Securities Corp., as joint lead arrangers and joint book managers, and Citibank, N.A., as administrative agent